General Motors Company Q2 2012 Results August 2, 2012 Exhibit 99.2

Forward Looking Statements In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned,” “outlook” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our suppliers’ ability to deliver parts, systems and components at such times to allow us to meet production schedules; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly Europe; and our ability to continue to attract new customers, particularly for our new products. GM's most recent annual report on Form 10-K provides information about these and other factors, which we may revise or supplement in future reports to the SEC. 1

Second Quarter 2012 Performance 2 Q2 ‘11 Q2 ‘12 vs. Q2 ‘11 Global Deliveries 2.3M 2.4M Net Revenue $39.4B $37.6B Net Income to Common $2.5B $1.5B Net Cash from Operating Activities - Automotive $5.0B $3.8B EBIT- Adjusted $3.0B $2.1B - GMNA $2.2B $2.0B - GME $0.1B $(0.4)B - GMIO $0.6B $0.6B - - GMSA $0.1B $0.0B - GM Financial $0.1B $0.2B Automotive Free Cash Flow $3.8B $1.7B Favorable Unfavorable Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis

Second Quarter 2012 Highlights • GMNA – Began sales of Cadillac XTS, 2013 Malibu 4-cylinder – Chevrolet Spark, Malibu Turbo in Q3 – Pension lump sums and annuitization • GME – German labor negotiations / Ellesmere Port agreement – New leadership team – Announced Adam urban car, Mokka in production – Logistics agreement signed with PSA • GMIO – Expansion of St. Petersburg assembly plant – Launched Chevrolet Trailblazer in Thailand / Announced Spin MPV (Indonesia) • GMSA – Continued success of Chevrolet Cruze, Cobalt, and S10 launches – Launch of Chevrolet Cruze HB, Sonic, and Spin MPV • GM Financial – Improved lease penetration – Commercial Lending Services launched 3

Q2 2011 Q2 2012 GAAP Net Revenue ($B) 39.4 37.6 Operating Income ($B) 2.5 1.8 Net Income to Common Stockholders ($B) 2.5 1.5 EPS – Diluted ($/Share) 1.54 0.90 Net Cash from Operating Activities – Automotive ($B) 5.0 3.8 Non- GAAP EBIT- Adjusted ($B) 3.0 2.1 EBIT- Adjusted % Revenue 7.5% 5.6% Automotive Free Cash Flow ($B) 3.8 1.7 Summary of Q2 2012 Results 4 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis

5 Q2 2011 Q2 2012 Net Income to Common Stockholders ($B) 2.5 1.5 EPS – Diluted ($/Share) 1.54 0.90 Included in Above ($B): None - - Total Impact Net Income to Common Stockholders ($B) - - Total Impact EPS – Diluted ($/Share) - - Impact of Special Items

2.2 0.1 0.6 0.1 0.1 (0.2) 3.0 2.0 (0.4) 0.6 0.0 0.2 (0.2) 2.1 GMNA GME GMIO GMSA GM Financial* Corp. / Elims Total GM EBIT- Adjusted ($B) Q2 2011 Q2 2012 Note: Results may not foot due to rounding 6 Q2 EBIT- Adjusted * GM Financial at an Earnings Before Tax basis (EBT)

0.0 1.0 2.0 3.0 4.0 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Consolidated EBIT- Adjusted ($B) Revenue ($B) 39.4 36.7 38.0 37.8 37.6 Oper. Inc % Rev 6.2% 4.9% 1.2% 2.6% 4.8% EBIT- Adj. % Rev 7.5% 6.0% 2.9% 5.8% 5.6% Production (000’s) 2,400 2,221 2,319 2,424 2,393 Global Share 12.3% 12.1% 11.6% 11.2% 11.6% Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis 7 3.0 2.2 1.1 2.2 2.1

Consolidated EBIT- Adj. – Q2 2011 vs. Q2 2012 Q2 2011 Q2 2012 $0.9B Decrease 8 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix (0.1) 0.3 (0.4) (0.7) 3.0 2.1 0.0 ($B)

2,500 3,000 3,500 4,000 4,500 5,000 5,500 6% 8% 10% 12% 14% 16% 18% 20% 22% Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Key GMNA Performance Indicators Avg. U.S. Retail Incentive as % of ATP GM % 8.7 8.9 8.7 9.7 10.1 9.8 8.9 10.7 10.4 10.0 10.1 11.0 11.0 11.0 10.7 9.9 GM vs. Ind. (GM % / Ind. %) 0.99 1.08 0.99 0.98 1.03 1.03 1.03 1.12 1.07 1.09 1.06 1.13 1.17 1.08 1.05 1.00 Share $/Unit U.S. Retail Share U.S. Total Share Avg. GM U.S. Retail Incentive Note: Incentive & ATP Information Based on J.D. Power and Associates Power Information Network data Jul 2012 Est. 9

(1.0) 0.0 1.0 2.0 3.0 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 GMNA EBIT- Adjusted ($B) Revenue ($B) 23.1 21.9 23.1 24.2 22.9 EBIT- Adj. % Rev 9.7% 10.0% 6.5% 7.0% 8.6% U.S. Dealer Inv (000’s) 605 558 583 713 701 Production (000’s) 824 740 739 862 837 GMNA Share 19.1% 18.8% 17.5% 16.7% 17.4% 10 2.2 2.2 1.5 1.7 2.0

GMNA EBIT- Adj. – Q2 2011 vs. Q2 2012 Q2 2011 Q2 2012 $0.3B Decrease 0.0 0.0 0.1 (0.3) 2.2 2.0 11 (0.1) EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B) Note: Results may not foot due to rounding

(1.0) 0.0 1.0 2.0 3.0 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 GME EBIT- Adjusted ($B) Revenue ($B) 7.5 6.2 6.3 5.5 5.9 EBIT- Adj. % Rev 1.4% (4.7)% (9.0)% (4.6)% (6.1)% Production (000’s) 326 270 249 292 230 GME Share 9.0% 8.8% 8.5% 8.2% 8.8% 12 0.1 (0.3) (0.6) (0.3) (0.4)

GME EBIT- Adj. – Q2 2011 vs. Q2 2012 Q2 2011 Q2 2012 $0.5B Decrease 0.0 (0.1) (0.1) (0.2) 0.1 (0.4) 13 (0.1) EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B)

0.4 0.4 0.3 0.4 0.3 (1.0) 0.0 1.0 2.0 3.0 GMIO EBIT- Adjusted ($B) Revenue ($B) EBIT-Adj. margin from consolidated operations* Total China JV NI/Rev** 6.4 3.6% 11.1% 6.1 (0.6)% 10.5% 7.0 1.5% 8.4% 6.1 2.1% 10.2% 6.9 4.3% 9.3% Total Production (000’s) 1,003 968 1,104 1,067 1,095 GMIO Share 9.8% 9.6% 9.5% 9.4% 9.2% 14 0.6 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 * Excludes equity income and non-controlling interest adjustment. ** Revenue not consolidated in GM results, pro-rata share of earnings reported as equity income 0.4 Equity Income 0.4 0.5 0.6

GMIO EBIT- Adj. – Q2 2011 vs. Q2 2012 Q2 2011 Q2 2012 $0.0B Increase 0.2 0.1 (0.1) (0.2) 0.6 0.6 15 0.0 EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B)

(1.0) 0.0 1.0 2.0 3.0 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 GMSA EBIT- Adjusted ($B) Revenue ($B) 4.4 4.4 4.2 3.9 4.2 EBIT- Adj. % Rev 1.4% (1.0)% (5.4)% 2.1% (0.5)% Production (000’s) 247 243 227 203 231 GMSA Share 19.3% 18.7% 18.4% 18.3% 18.2% 0.1 0.0 16 (0.2) 0.1 0.0

GMSA EBIT- Adj. – Q2 2011 vs. Q2 2012 Q2 2011 Q2 2012 $0.1B Decrease 0.1 0.0 (0.2) (0.1) 0.1 0.0 17 0.1 EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B) Note: Results may not foot due to rounding

Automotive Free Cash Flow – Q2 2011 vs. Q2 2012 ($B) Q2 2011 Q2 2012 Net Income to Common Stockholders 2.5 1.5 Add-back Non-Controlling Interests, Preferred Dividends & undistributed earnings allocated to Series B 0.5 0.4 Deduct Non-Auto (GM Financial) (0.2) (0.1) Automotive Income 2.9 1.8 Special Items - - Depreciation / Amortization / Impairment 1.6 1.5 Working Capital 0.1 (1.0) Pension / OPEB – Cash in Excess of Expense (0.4) (0.2) Other 0.7 1.7 Automotive Net Cash Provided/(Used) Operating Activities 5.0 3.8 Capital Expenditures (1.2) (2.1) Automotive Free Cash Flow 3.8 1.7 18 Note: Results may not foot due to rounding

Key Automotive Balance Sheet Items ($B) Jun. 30 2011 Mar. 31 2012 Jun. 30 2012 Cash & marketable securities 33.8 31.5 32.6 Available Credit Facilities 5.9 5.9 5.8 Available Liquidity 39.7 37.3 38.5 Key Obligations: Debt 4.7 5.4 5.1 Series A Preferred Stock 5.5 5.5 5.5 U.S. Pension Underfunded Status 10.8 12.9 12.8 Non-U.S. Pension Underfunded Status 10.0 11.6 11.2 Unfunded OPEB 10.0 7.3 7.2 (1) Includes Canadian Healthcare Trust restricted cash (2) Excludes U.S. non-qualified plan PBO of ~$0.9 billion (3) Balance is rolled forward and does not reflect re-measurement. 19 Note: Results may not foot due to rounding (3) (3) (2) (3) (1) (1)

GM Financial Q2 2011 Q2 2012 Industry Avg. (Excl. GM) Q2 2011 Q2 2012 GM Sales Penetrations U.S. Subprime (<=620) 6.9% 8.7% 5.2% 5.9% U.S. Lease 13.5% 15.3% 21.2% 21.9% Canada Lease 8.6% 8.0% 19.2% 17.9% GM / GM Financial Linkage GM as % of GM Financial Consumer Originations (GM New / GMF Loan & Lease) 38% 45% GMF as % of GM U.S. S/P & Lease 18% 21% GM Financial Performance GM Financial Credit Losses (annualized net credit losses as % avg. consumer finance receivables) 2.4% 1.5% EBT ($M) 144 217 20 Note: GM Sales Penetrations based on JD Power PIN

2012 Outlook 21 • Expect U.S. light vehicle sales 14.0 - 14.5 million for year • Continue to expect average of GMNA Q2 and Q3 EBIT- adjusted to be comparable to Q1 – Q2 strength due to timing of spending deferred to Q3 • Europe continues to be very challenging environment

General Motors Company Select Supplemental Financial Information

Global Deliveries Note: GM deliveries include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network. S1 (000’s) Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 GMNA 784 746 712 704 820 GME 488 412 415 398 454 Chevrolet in GME 145 131 138 122 155 GMIO 775 811 844 928 863 China 588 619 654 745 672 GMSA 274 277 267 249 254 Brazil 161 161 168 137 154 Global Deliveries 2,320 2,245 2,238 2,280 2,391

Global Market Share Note: GM market share include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network. Market share data excludes the markets of Iran, North Korea, Sudan and Syria S2 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 GMNA 19.1% 18.8% 17.5% 16.7% 17.4% U.S. 20.0% 19.7% 18.0% 17.2% 18.2% GME 9.0% 8.8% 8.5% 8.2% 8.8% Germany 8.9% 8.6% 8.4% 7.6% 8.0% U.K. 13.3% 11.9% 12.1% 11.0% 12.0% GMIO 9.8% 9.6% 9.5% 9.4% 9.2% China 13.4% 14.4% 13.2% 15.2% 13.8% India 3.4% 3.6% 3.4% 2.6% 2.5% GMSA 19.3% 18.7% 18.4% 18.3% 18.2% Brazil 17.6% 17.1% 17.6% 16.7% 17.1% Global Market Share 12.3% 12.1% 11.6% 11.2% 11.6%

Operating Income Walk to EBIT- Adjusted ($B) Q2 2011 Q2 2012 Operating Income 2.5 1.8 Equity Income 0.4 0.3 Non-Controlling Interests 0.0 (0.1) Non-Operating Income 0.2 0.1 Special Items 0.0 0.0 EBIT- Adjusted 3.0 2.1 S3 Note: Results may not foot due to rounding Note: EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis

Reconciliation of EBIT- Adjusted ($B) Q2 2011 Q2 2012 Net Income to Common Stockholders 2.5 1.5 Add Back: Undistributed earnings allocated to Series B (Basic) 0.3 0.1 Dividends on Preferred Stock 0.2 0.2 Interest Expense / (Income) 0.0 0.0 Income Tax Expense (0.1) 0.2 Special Items: Total Special Items 0.0 0.0 EBIT- Adjusted 3.0 2.1 Note: Results may not foot due to rounding S4 Note: EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis

Restructuring (not included in special items) ($B) Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 GMNA – Dealer Related 0.0 0.0 0.0 0.0 0.0 GMNA – Non-Dealer Related 0.0 (0.1) 0.0 (0.1) 0.0 Total GMNA 0.0 (0.1) 0.0 (0.1) 0.0 Total GME (0.1) (0.1) (0.2) 0.0 0.0 Total GMIO 0.0 0.0 0.0 0.0 0.0 Total GMSA 0.0 0.0 (0.1) 0.0 (0.1) Total (0.1) (0.2) (0.2) (0.1) (0.1) S5 Note: Results may not foot due to rounding

Reconciliation of Automotive Free Cash Flow ($B) Q2 2011 Q2 2012 Net cash provided by operating activities 5.1 3.9 Less net cash provided by operating activities-GM Financial 0.1 0.2 Automotive Net Cash Provided/(Used) Operating Activities 5.0 3.8 Capital expenditures (1.2) (2.1) Automotive Free Cash Flow 3.8 1.7 S6

GM Financial – Key Metrics ($M) Q2 2011 Q2 2012 Earnings Before Tax 144 217 Total Loan and Lease Originations 1,522 1,884 GM New Vehicles as % of Total 38.0% 45.4% Total Commercial Lending to GM Dealers - 174 Consumer Finance Receivables 9,110 10,440 Delinquencies (>30 days)* 6.1% 5.6% Annualized Net Credit Losses as % of Avg. Consumer Finance Receivables 2.4% 1.5% S7 * Excludes consumer finance receivables in repossession

Calculation of EBIT- Adj. as a Percent of Revenue Total GM ($B) Q2 2011 % Q3 2011 % Q4 2011 % Q1 2012 % Q2 2012 % Revenue 39.4 36.7 38.0 37.8 37.6 Operating Income 2.5 6.2% 1.8 4.9% 0.5 1.2% 1.0 2.6% 1.8 4.8% EBIT- Adjusted 3.0 7.5% 2.2 6.0% 1.1 2.9% 2.2 5.8% 2.1 5.6% GMIO Consolidated Results ($B) Q2 2011 % Q3 2011 % Q4 2011 % Q1 2012 % Q2 2012 % Revenue 6.4 6.1 7.0 6.1 6.9 Operating Income 0.2 2.4% 0.0 0.3% (0.3) (3.6)% 0.1 0.9% 0.2 2.8% Non-Operating Income (Expense) 0.1 (0.1) 0.1 0.0 0.1 Plus Special Items 0.0 0.0 0.3 0.0 0.0 EBIT-Adjusted from consolidated operations 0.2 3.6% 0.0 (0.6)% 0.1 1.5% 0.1 2.1% 0.3 4.3% Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis; Results may not foot due to rounding; Certain data has been adjusted to conform to the current presentation S8